SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (date of earliest event reported):       November 9, 2005
                                                     ---------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-26396                    65-0538630
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


  685 Northwest 53rd Terrace, Miami, Florida                        33166
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   (Address of principal executive offices)                       (Zip Code)

  Registrant's telephone number, including area code:      (305) 593-0770
                                                      --------------------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

     Item 8.01  Other Events
                ------------

     On November 9, 2005, the Registrant issued a press release announcing that it has rescheduled its Annual Meeting of Stockholders for December 12, 2005. A copy of the press release is included with this Report as Exhibit 99.1.

     Item 9.01  Financial Statements and Exhibits
                ---------------------------------

            (c) Exhibit 99.1. Press Release of Benihana Inc. dated November 9,
                              2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    BENIHANA INC.



Dated: November 9, 2005                             By: /s/ Michael R. Burris
                                                    ----------------------------
                                                    Michael R. Burris
                                                    Senior Vice President of
                                                    Finance and Treasurer